UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): July 20, 2005


                            HealthSouth Corporation
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


              1-10315                              63-0860407
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     (Commission File Number)            (IRS Employer Identification No.)


              One HealthSouth Parkway, Birmingham, Alabama 35243
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         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
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             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

         On July 21, 2005, HealthSouth Corporation (the "Company") and The Board of Trustees of The University of Alabama ("UA") issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference, announcing that the Company, HealthSouth Medical Center, Inc. ("HMC") and UA entered into an Asset Purchase Agreement, dated July 20, 2005 (the "Purchase Agreement"), for the sale of the HealthSouth Medical Center located in Birmingham, Alabama (the "Hospital") to UA.

         Pursuant to the Purchase Agreement, UA has agreed to purchase the assets of the Hospital and associated real and personal property for $33 million. In addition, the Purchase Agreement provides that the Company shall convey its interest in HEALTHSOUTH/UAB Gamma Knife, L.L.C. to UA as of January 1, 2007, for no additional consideration. Neither the certificate of need under which the Hospital currently operates, nor the licensed beds operated by HMC at the Hospital, will be transferred as part of the sale of the assets of the Hospital.

         In contemplation of the execution of the Purchase Agreement, the Company transferred to UA the ownership of 199 licensed beds (the "Metro-West Beds") located at the HealthSouth Metro-West Hospital in Fairfield, Alabama, which hospital was closed in 2004. In addition, HMC and UABHS Management Inc., an affiliate of UA, entered into a Management Agreement under which UABHS Management Inc. will provide limited management assistance services to the Hospital, in exchange for a management fee and certain other consideration, until the terms of the Purchase Agreement are satisfied or the Management Agreement is otherwise terminated.

         The closing of the sale of the assets of the Hospital and related transactions is contingent upon UA obtaining certain regulatory approvals to operate the Hospital and relocate the Metro-West Beds to the Hospital. If such regulatory approvals are not obtained, UA will have the option to purchase the assets of the Hospital for $20 million. The Purchase Agreement contains customary representations, warranties and covenants.


ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHSOUTH CORPORATION


                                        By: /s/ Gregory L. Doody
                                        ------------------------------
                                        Name:      Gregory L. Doody
                                        Title:     Executive Vice President,
                                                   General Counsel and Secretary


Dated: July 26, 2005

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                                 EXHIBIT INDEX


     Exhibit Number                 Description
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          99                        Press release dated July 21, 2005.